UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 17, 2008

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) (1) On July 17, 2008, Jackson Hewitt Tax Service Inc. (the “Company”) determined that Douglas K. Foster, the Company’s Senior Vice President and Chief Marketing Officer, qualifies as a named executive officer under applicable Securities and Exchange Commission rules. Mr. Foster commenced employment with the Company on November 5, 2007.

(2) Mr. Foster, age 55, has served as the Company’s Senior Vice President and Chief Marketing Officer since November 2007. From August 2007 to October 2007, Mr. Foster pursued personal interests. From February 2007 to August 2007, Mr. Foster was Vice President and Chief Marketing Officer of 7-Eleven, Inc., in Dallas, Texas, having previously served as Vice President of Marketing from July 2005 to February 2007, and as Managing Director of Marketing from April 2004 to July 2005. Mr. Foster served as an Executive Vice President and Chief Marketing Officer of Freshloc Technologies, LLC, a wireless sensor technology company in Dallas, Texas, from October 1998 to April 2004.

(3) Mr. Foster receives an annual base salary of $311,110 and his annual performance bonus target as a percentage of his base salary is 60%. Mr. Foster is also eligible to receive annual or periodic grants of long-term incentive awards under the Jackson Hewitt Tax Service Inc. Amended and Restated 2004 Equity and Incentive Plan. Mr. Foster is entitled to participate in all other compensation and employee benefit plans or programs offered generally to employees of the Company, and he will receive all perquisites offered to the other executive officers of the Company. If Mr. Foster’s employment with the Company terminates within the first 12 months of employment, the Company will provide him with 12 months of his then current base salary as severance. If his employment terminates after 12 months of employment, the Company will provide him with 18 months of his then current base salary as severance.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a) On July 17, 2008, the Board of Directors of the Company approved an amendment to Article III, Section 1 of the Company’s Amended and Restated By-Laws to change the voting standard for the election of directors from plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. In contested elections the voting standard will continue to be a plurality of votes cast. The Board of Directors also approved other minor revisions to the Company’s Amended and Restated By-Laws. A copy of the Amended and Restated By-Laws, as amended, is included as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 8.01	OTHER EVENTS

On July 21, 2008 the Company issued a press release announcing enhancements to the Company’s corporate governance practices. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Steven L. Barnett
Steven L. Barnett
Executive Vice President, General Counsel and Corporate Secretary

Date: July 21, 2008

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated July 17, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Jackson Hewitt Tax Service Inc.

99.1	Press Release, dated July 21, 2008: Jackson Hewitt Announces Corporate Governance Enhancements

4